EXHIBIT 10.13



                           FIRST AMENDMENT OF GUARANTY

         FIRST AMENDMENT OF GUARANTY (this "Amendment"), dated as of May 16, 1994 between MARRIOTT INTERNATIONAL, INC., a Delaware corporation ("Guarantor"), in favor of HMC RETIREMENT PROPERTIES, INC., a Delaware corporation ("HMC").

                               R E C I T A L S:

         A. HMC, as landlord, and Marriott Senior Living Services, Inc., a Delaware corporation ("MSLS"), as tenant, are parties to a certain Lease, dated as of October 8, 1993, which Lease has been amended by First Amendment to Lease, dated January 19, 1994, relating to certain land and improvements located in Maricopa County, Scottsdale, Arizona.

         B. Said Lease has been guaranteed by Guarantor in favor of HMC pursuant to a Guaranty, dated as of October 8, 1993 (the "Guaranty").

         C. Concurrently herewith, HMC and MSLS are further amending the Lease pursuant to a Second Amendment of Lease, dated as of the date hereof (the "Amendment", and said Lease, as so amended through the Amendment, the "Lease").

         D. Guarantor and HMC desire to provide for the amendment of the Guaranty on the terms and conditions set forth herein.

         NOW,   THEREFORE,   for  TEN  DOLLARS  and  other  good  and   valuable
consideration, the receipt and sufficiency are hereby acknowledged, Guarantor and HMC hereby agree as follows:

         1. Defined Terms. Any capitalized terms used but not defined herein shall have the meaning given such term in the Guaranty.

         2. Lease Amendment. Guarantor hereby consents to and approves the Amendment and acknowledges that the Guaranty shall extend to the Lease as amended through the Amendment.

         3. No Right of Setoff, Counterclaim, Etc. Guarantor hereby expressly waives any right of set-off, counter claim or offset against Landlord or in respect of Rental or any other amounts due and payable under the Lease or hereunder. Further, Guarantor hereby waives any suretyship defenses it might have under the laws of California or of any other state or foreign jurisdiction. In the event that Guarantor at any time pledges (or is deemed to have pledged) any real property as security for the Guaranty, whether by mortgage, deed of trust or otherwise, Guarantor hereby expressly agrees to waive and does hereby waive the benefits of California code of Civil Procedure Sections 580a, 580d and 726 and any other provisions of state, federal or foreign law relating to such real property security or the judicial or non-judicial enforcement thereof.

         4. Limited Conditions to Guarantor's Obligations. Paragraph 22 of the Guaranty is hereby amended by deleting such provision in its entirety and substituting therefor the following:

                  "22. As an inducement to Guarantor to make this Guaranty, Landlord has agreed to the provisions set forth in Sections 22.01 A and 20.02, B and C of the Lease, which provisions provide certain rights and privileges to Guarantor. Nothing in this Guaranty is intended to, or shall be so construed as to, modify, lessen, cancel or waive any such Guarantor rights under the Lease. The enforcement of this Guaranty and Guarantor's obligations hereunder are specifically contingent upon Landlord's full compliance with said Sections 22.01 A and 20.02, B and C (it being agreed, however, that at such time as Landlord shall comply with said Sections 22.01 A and 20.02, B and C, Guarantor shall be obligated to perform under this Guaranty, notwithstanding any prior failure of Landlord to so comply). Notwithstanding any other provision of this Guaranty to the contrary, Landlord agrees that it will not, without the consent of Guarantor, consent to or make any material modification or amendment to the Lease, and any such action by Landlord, without Guarantor's consent when required by this provision, shall not be binding upon Guarantor and shall not have any force and effect with respect to Guarantor's obligations under this Guaranty.

         5. Successors. This Amendment, as well as the Guaranty, shall bind, and inure to the benefit of, the successor and permitted assigns of Landlord and Guarantor.

         6. No Amendment. The Guaranty is in full force and effect and, except as modified hereby, has not been amended.

         IN WITNESS WHEREOF, Guarantor has executed and delivered, and Landlord has accepted, this Amendment on the date first hereinabove set forth.

                                          MARRIOTT INTERNATIONAL, INC.,
                                          a Delaware corporation

                                          By: /s/
                                                  Name:
                                                  (Vice) President

                                                       [SEAL]

                                           ATTEST:


                                           By: /s/
                                                  Name:
                                                  (Assistant) Secretary



ACCEPTED:

HMC RETIREMENT PROPERTIES, INC.,
a Delaware corporation


By: /s/  Pamela J. Murch
         Name:  Pamela J. Murch
         (Vice) President

            [SEAL]

ATTEST:


By: /s/ David L. Buckley
        Name David L. Buckley
        (Assistant) Secretary

                            SCHEDULE TO EXHIBIT 10.13

         Pursuant to Instruction 2 to Item 601 of Regulation S-K, the following First Amendment of Guarantees, which are substantially identical in all material respects to the First Amendment of Guaranty filed herewith, are omitted. The following list sets forth the material differences in the premises and landlord.



Leased Premises                                                                          Landlord
Sun City, Maricopa County, AZ                                                 HMC Retirement Properties, Inc.

Villa Valencia, Orange County, CA                                             HMC Retirement Properties, Inc.

Deerfield Beach/Horizon  Club, Broward County, FL                             HMH Properties, Inc.

Palms Harbor, Pinellas County, FL                                             HMC Retirement Properties, Inc.

Calusa Harbour, Lee County, FL                                                HMC Retirement Properties, Inc.

Bedford Court, Montgomery, MD                                                 HMC Retirement Properties, Inc.

Bellaire/Houston, Harris County, TX                                           HMC Retirement Properties, Inc.

The Jefferson, Arlington County, VA                                           HMC Retirement Properties, Inc.

Virginia Beach, City of Virginia Beach, VA                                    HMC Retirement Properties, Inc.

Church Creek, Cook County, IL                                                 HMC Retirement Properties, Inc.

Port St. Lucie, St. Lucie County, FL                                          HMC Retirement Properties, Inc.

Boca Pointe, Palm Beach County, FL                                            HMH Properties, Inc.

The Colonnades, Albemarle County, VA                                          HMC Retirement Properties, Inc.